UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

Liberated Syndication Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55779	47-5224851
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

5001 Baum Boulevard, Suite 770, Pittsburgh, PA 15213
(Address of principal executive offices) (Zip Code)

(412) 621-0902
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On August 13, 2020, Liberated Syndication, Inc. (the “Company”). issued a press release announcing its financial results for the quarter ended June 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 2.02 (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2020, the Company announced the appointment of Laurie A. Sims as the Company’s President, Chief Operating Officer and Principal Executive Officer, effective as of August 10, 2020.

Ms. Sims, age 52, has been employed by the Company since its spin-off from FAB Universal Corp. in 2016 (the “Spin-off”). In 2007, she joined Wizzard Software, the parent company of Webmayhem, Inc. (“Libsyn”), which became a wholly-owned subsidiary of the Company in the Spin-off, as general manager. In 2008, Ms. Sims was promoted to President of Libsyn. In 2017, upon the Company’s acquisition of Pair Networks Inc. (“Pair”), she also became the President of Pair.

There is no arrangement or understanding between Ms. Sims and any other person pursuant to which Ms. Sims was selected as the Company’s President, Chief Operating Officer and Principal Executive Officer. Ms. Sims has no family relationships with any director or executive officer of the Company. In addition, Ms. Sims has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has begun a global search for the Company’s new Chief Executive Officer.

Item 7.01 Regulation FD Disclosure.

On August 10, 2020, the Company announced the appointment of current director Brad Tirpak as the Chairman of the Board of Directors of the Company. Attached hereto as Exhibit 99.2 is a press release issued by the Company on August 10, 2020 announcing the appointments of Ms. Sims and Mr. Tirpak.

The information under Item 7.01 (including Exhibit 99.2) is furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Number
Description

99.1
Press Release, dated August 13, 2020.
99.2
Press Release, dated August 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Date: August 14, 2020	By:	/s/ Richard P. Heyse
Name: Richard P. Heyse Title: Chief Financial Officer